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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
MARCH 11, 2003

TEXAS REGIONAL BANCSHARES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	000-14517 (COMMISSION FILE NUMBER)	74-2294235 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910
3900 NORTH 10TH STREET, 11TH FLOOR
MCALLEN, TX 78502-5910
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

        On March 11, 2003, Texas Regional Bancshares, Inc. issued a press release announcing that its Board of Directors declared a regular quarterly cash dividend of $0.12 per share payable on April 15, 2003 to common shareholders of record on April 1, 2003. The press release, which is attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        99.1        Press release of Texas Regional Bancshares, Inc. dated March 11, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC. (Registrant)
March 11, 2003	By:	/s/ G. E. RONEY Glen E. Roney Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

99.1        Press release of Texas Regional Bancshares, Inc. dated March 11, 2003.

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SIGNATURE
EXHIBIT INDEX